UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 28, 2005

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PANAMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Coral Way, Miami, Florida 33145
(Address of principal executive offices) (Zip Code)

305-421-6800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 29, 2005, PanAmerican Bancorp (the “Company”) received a warning letter from the staff of the American Stock Exchange (“AMEX”) indicating that the Company had not satisfied the requirements of Section 301 of the AMEX Company Guide related to the listing of additional securities. In particular, the Company inadvertently issued securities in certain offerings without obtaining AMEX’s approval for such issuances. However, notwithstanding the Company’s failure to comply with Section 301 of the AMEX Company Guide, the Staff of AMEX has determined not to apply at this time the continued listing evaluation and follow-up procedures specified in the AMEX Company Guide. The Company has submitted the appropriate documentation to AMEX pertaining to the listing of additional securities related to the offerings and, as a result, the Company currently believes, based upon its conversations with AMEX, that this information will satisfy the applicable AMEX continued listing standards and correct this compliance issue, following review of these materials by the AMEX staff.

If the Company is unable to come into compliance with this requirement within 5 days of July 28, 2005, AMEX will include the Company in a list of issuers that are not in compliance with AMEX’ continued listing standards, which is posted on AMEX’ website, and place the indicator “.BC” after the Company’s symbols “PNB” and “PNB.WT.”

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of July 28, 2005, the Company’s Board of Directors adopted Amended and Restated Bylaws, attached hereto as Exhibit 3.2, to make certain conforming changes. In particular, Section 1 of Article II of the Amended and Restated Bylaws (the “Bylaws”) previously in effect was renamed “Place of Meetings and Chairman of Meetings” and the following sentence was added to such section: “[t]he Chairman of the Board of Directors or the Chief Executive Officer of the Corporation, who is also a director of the Corporation, shall preside at all meetings of [s]tockholders.”  The provision requiring the Chief Executive Officer of the Company to preside at all meetings of stockholders of the Company was deleted from Section 5 of Article V of the Bylaws.

In addition, in Sections 2 and 3 of Article III of the Bylaws, the cross reference to Article Twelfth of the Certificate of Incorporation was changed to Article Ninth of the Certificate of Incorporation to conform to the Amended and Restated Certificate of Incorporation of the Company. Section 6 of Article IV was revised to clarify that directors can take action without a meeting if the written consent to the action in question is signed by all directors of the Board of Directors.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

None.

(b)

Pro forma financial information.

None.

(c)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

3.2	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMERICAN BANCORP
By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	Chief Executive Officer and President

Dated:  July 29, 2005

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws.